Exhibit 10.2

AMENDMENT TO THE
FIRSTMERIT CORPORATION
2008 SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN

WHEREAS, FirstMerit Corporation, an Ohio corporation (the “Corporation”), adopted the FirstMerit Corporation 2008 Supplemental Executive Retirement Plan (the “Plan”) effective as of January 1, 2008; and

WHEREAS, Section 9.07 of the Plan provides that the Corporation may amend the Plan from time to time, provided that no such amendment shall have any retroactive effect to reduce any amounts allocated to a Participant’s Account; and
WHEREAS, the Corporation desires to make certain amendments to the Plan;

NOW, THEREFORE, the Corporation hereby amends the Plan, effective as the date adopted below, by:

1.    Adding the following paragraph to Section 1.11 “Compensation:”
Notwithstanding the foregoing in this Section 1.11, payments under the Company’s Executive Incentive Compensation Plan paid in December 2012 to Eligible Employees shall be included in such person’s Compensation for the 2013 calendar year and not 2012.
IN WITNESS WHEREOF, this Amendment is adopted this 11th day of December, 2012.

FIRSTMERIT CORPORATION

By:     /s/ Christopher J. Maurer

Print Name: Christopher J. Maurer

Title: Executive Vice President